UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: Merrill Lynch Basic Value Principal Protected Fund of Merrill
              Lynch Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders

Annual Report
June 30, 2006

Merrill Lynch
Basic Value Principal
Protected Fund

Merrill Lynch Basic Value Principal Protected Fund

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

Portfolio Information as of June 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ............................................            4.2%
JPMorgan Chase & Co. .........................................            3.9
Wells Fargo & Co. ............................................            3.4
Morgan Stanley ...............................................            3.3
Bank of America Corp. ........................................            2.9
International Business Machines Corp. ........................            2.8
Raytheon Co. .................................................            2.5
Citigroup, Inc. ..............................................            2.5
Time Warner, Inc. ............................................            2.5
Kimberly-Clark Corp. .........................................            2.2
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Diversified Financial Services ...............................            9.3%
Insurance ....................................................            9.0
Media ........................................................            7.3
Pharmaceuticals ..............................................            7.2
Aerospace & Defense ..........................................            6.1
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
Investment Criteria                                            Total Investments
--------------------------------------------------------------------------------
Above-Average Yield ..........................................           34.6%
Below-Average Price/Earnings Ratio ...........................           29.3
Low Price-to-Book Value ......................................           26.9
Special Situations ...........................................            7.6
Low Price-to-Earnings Per Share ..............................            1.0
Other* .......................................................            0.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.


2     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006    3

A Discussion With Your Fund's Portfolio Manager

      The Fund was successfully able to meet its primary objective of preserving investor principal while also providing capital appreciation for shareholders.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Merrill Lynch Basic Value Principal Protected Fund's Class A, Class B, Class C and Class I Shares had total returns of +8.93%, +8.12%, +8.15% and +9.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Fund's all-equity benchmarks, the Standard & Poor's 500 (S&P 500) Index and the S&P 500 Citigroup Value Index, returned +8.63% and +14.90%, respectively. Because the Fund incorporates a fixed income component, its returns will differ from those of its all-equity benchmarks. Notably, the Fund's 12-month results far exceeded the +7.31% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category. (By portfolio practice, funds in this Lipper category maintain a mix of 60% - 80% equity securities, with the remainder invested in bonds, cash and cash equivalents.)

The U.S. economy remained resilient during the past year, despite record-high oil prices, a vigilant Federal Reserve Board (the Fed) and two catastrophic hurricanes. Gross domestic product (GDP) growth of just 1.7% in the fourth quarter of 2005 was followed by a 5.6% rate of growth in the first quarter of 2006. Corporate earnings also continued to come in very strong. Dr. Ben Bernanke replaced long-time Fed Chairman Alan Greenspan in January. Although the markets initially anticipated that the Fed's monetary tightening campaign might pause soon after Dr. Bernanke's installment, the central bank proceeded to raise interest rates in January, March, May and June. This brought the federal funds rate to 5.25% at period-end. Tough talk from Chairman Bernanke regarding his desire to curtail inflation has led many observers to speculate that the Fed will continue to raise interest rates. Because Chairman Bernanke has stated he is "data dependent" in determining monetary policy, each economic report has received an exaggerated reaction in the marketplace. As such, Chairman Bernanke's words have led to greater volatility and uncertainty in the markets, particularly in the final quarter of the period.

Energy continued to be a strong performer in the Fund's equity portfolio, led by GlobalSantaFe Corp. and Diamond Offshore Drilling. However, the largest contribution to performance came from the information technology (IT) sector, especially Agilent Technologies, Inc., Motorola, Inc. and BEA Systems. We also saw positive attribution from Alcoa, Inc. which benefited from rising aluminum prices, and Morgan Stanley, where the new CEO was able to successfully restructure and improve the company's fortunes. It was a good environment for investment banking companies in general, particularly amid the robust merger-and-acquisition activity, and our positions in JPMorgan Chase & Co., Citicorp and Bank of America, Corp. performed well, as did our position in Genworth Financial, Inc. In telecommunication services, AT&T, Inc.'s purchase of BellSouth Corp. benefited the share prices of both companies.

Detracting from performance during the period were our positions in the consumer sectors, which largely reflected a slowdown in consumer spending patterns. In consumer discretionary, Interpublic Group of Companies, Inc., Foot Locker, Inc. and The Gap, Inc. hurt performance. In consumer staples, Coca Cola Enterprises, Inc. and Kimberly-Clark Corp. detracted from Fund results. Both companies require oil and gas to run their manufacturing facilities and were pressured by high energy and commodity prices.

What changes were made to the portfolio during the period?

A mathematical formula is used to determine the allocation between the Fund's equity and fixed income components. During the period, the Fund's equity component ranged from a low of 78.7% of net assets to a high of 100%. The fixed income allocation ranged from 0% of net assets to 21.3%. Consistent with its stated investment strategy, the Fund's fixed income component was invested in fixed income instruments, including U.S. Treasury zero-coupon bonds, set to mature close to the expiration of the Fund (November 13, 2009).

In the equity portfolio, we reduced exposure to the energy sector through the liquidations of Diamond Offshore Drilling and Royal Dutch Petroleum Co. and by trimming positions in GlobalSantaFe Corp., BJ Services Co., Halliburton Co. and Anadarko Petroleum Corp. While we are not bearish on energy, the risk/reward tradeoff is simply different today than it was a few years ago. Many of our energy holdings had reached our price targets, leading us to believe that the elevated prices for crude oil and natural gas were unsustainably high. At the same time, the valuation levels in sectors outside of energy had become quite attractive. As a result, we made


4     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006
significant investments in companies such as Bank of America, JPMorgan and Morgan Stanley in financials. We also put some of those energy proceeds to work in companies that had performed poorly because of the high energy prices. This included Alcoa, International Paper Co. and E.I. du Pont de Nemours & Co., which require crude oil to run their manufacturing facilities. After collapsing amid the energy run-up, the valuations had become incredibly appealing.

In prior reports to shareholders, we talked about the evolution of the economic cycle and its impact on our investment focus. Coming out of an economic recession, the inclination is to favor smaller, lower-rated companies with the potential to grow dramatically. We had that exposure in the portfolio and benefited from it. As the economic cycle advances and earnings growth slows, we believe conditions favor the large, multinational companies that can grow earnings in a relatively consistent 8% - 10% range.

As such, we found compelling opportunities in health care and added big names such as diversified health care giant Johnson & Johnson and pharmaceutical company Eli Lilly and Co., neither of which we have ever held in the portfolio. We also added pharmaceuticals firm Pfizer, Inc. and increased our positions in drug maker Schering-Plough Corp. and medical supply company Baxter International, Inc. After suffering through earnings shortfalls and industry-related issues for years, these companies' share prices have become incredibly attractive, particularly relative to the high valuations now being commanded by some of the energy and materials stocks. Another favored area is consumer staples, where we maintain ample positions in General Mills, Inc. and Coca Cola Enterprises. We also substantially increased our position in consumer products company Unilever NV, purchased paper products leader Kimberly-Clark during a downturn, and added confection and beverage company Cadbury Schweppes Plc. In other sectors, we increased exposure to large, multinational companies General Electric Co. and International Business Machines Corp. and defense company Northrop Grumman Corp.

Finally, we increased exposure to the financials sector in the aftermath of Hurricane Katrina when investors worried that the hurricane's impact would result in an economic recession. Financial and insurance companies were hurt amid this sentiment and we took advantage of the low valuations by adding insurers XL Capital Ltd. and Marsh & McLennan, Cos., Inc. We also bought insurance company Ace Limited and sold it 30% higher during the period, and added the major brokerage names mentioned earlier.

As a result of our shift in investment focus, the Fund's average market cap increased from $74.6 billion at June 30, 2005, to $84.5 billion at June 30, 2006.

How would you characterize the Fund's position at the close of the period?

In seeking to meet its objective of principal protection and potential for capital growth, the allocation between the Fund's fixed income and equity components will continue to vary as market conditions change. As of June 30, 2006, the Fund was committed 100% to equities (although 1.85% of the equity portfolio was held in cash). This compared to 88.3% equities and 11.9% fixed income at June 30, 2005. (Allocation may exceed 100% due to a negative cash balance.)

At period-end, the equity portfolio was most overweight relative to the S&P 500 Citigroup Value Index in health care, consumer staples, IT and consumer discretionary, and underweight in financials, industrials, utilities and telecommunication services.

We believe the economy is poised for a slowdown and that a gradual move away from economic sensitivity is prudent. We believe the Fed's tightening cycle, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. The strong economy has led to solid corporate profits, strong balance sheets and robust merger-and-acquisition activity, which has translated into healthy equity markets. We believe these factors should remain in place, but are mindful that high oil prices, weakness in the housing market and a continued vigilant Fed could lead to a slower rate of growth in the future. On balance, we expect the next three years to be different from the prior three in terms of the collection of companies with the potential to outperform.

Given this outlook, we continue to migrate toward the larger end of the market capitalization spectrum. In our assessment, large cap stocks have never looked more attractive by all measures, including price-to-book ratios and forward earnings. These are the companies with the free cash flow to invest in their own businesses, buy back shares and engage in merger-and-acquisition activity -- affording them the potential to prosper regardless of the economic backdrop.

Kevin M. Rendino
Vice President and Equity Portfolio Manager

July 11, 2006

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-637-3863.
--------------------------------------------------------------------------------


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006    5

Performance Data

About Fund Performance

When the Fund is available for purchase, investors may purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                       6-Month               12-Month           Since Inception
As of June 30, 2006                                                  Total Return          Total Return           Total Return
===============================================================================================================================
ML Basic Value Principal Protected Fund Class A Shares*                  +4.61%               + 8.93%                +28.07%
-------------------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class B Shares*                  +4.27                + 8.12                 +24.57
-------------------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class C Shares*                  +4.26                + 8.15                 +24.60
-------------------------------------------------------------------------------------------------------------------------------
ML Basic Value Principal Protected Fund Class I Shares*                  +4.70                + 9.22                 +29.20
-------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                                   -0.72                - 0.81                 +11.97
-------------------------------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                                      +2.71                + 8.63                 +53.65
-------------------------------------------------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index****                                        +6.52                +14.90                 +77.58
-------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
**** This unmanaged Index is designed to provide a comprehensive measure of large cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C and Class I Shares compared to growth of an investment in the S&P 500 Index and the S&P 500/Citigroup Value Index. Values are from November 13, 2002 through June 2006:

                 ML Basic Value       ML Basic Value        ML Basic Value        ML Basic Value
            Principal Protected  Principal Protected   Principal Protected   Principal Protected                          S&P 500/
                       Fund +--             Fund +--              Fund +--              Fund +--       S&P 500     Citigroup Value
                Class A Shares*      Class B Shares*       Class C Shares*       Class I Shares*       Index++            Index+++
11/13/02**               $9,475              $10,000               $10,000               $10,000       $10,000             $10,000
6/03                     $9,990              $10,493               $10,493               $10,563       $11,169             $11,334
6/04                    $11,033              $11,499               $11,494               $11,687       $13,303             $13,895
6/05                    $11,140              $11,521               $11,521               $11,829       $14,144             $15,455
6/06                    $12,135              $12,157               $12,460               $12,920       $15,365             $17,758

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/06                               +8.93%           +3.22%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/06                                      +7.06            +5.48
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 6/30/06                                 +8.12%           +4.12%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/06                                        +6.24            +5.53
--------------------------------------------------------------------------------

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 6/30/06                                 +8.15%           +7.15%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/06                                        +6.25            +6.25
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

================================================================================
Class I Shares                                                            Return
================================================================================
One Year Ended 6/30/06                                                    +9.22%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 6/30/06                                                           +7.32
--------------------------------------------------------------------------------
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006    7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                           Expenses Paid
                                                               Beginning               Ending            During the Period*
                                                             Account Value          Account Value        January 1, 2006 to
                                                            January 1, 2006         June 30, 2006          June 30, 2006
===========================================================================================================================
Actual
===========================================================================================================================
Class A                                                        $   1,000              $1,046.10              $    9.79
---------------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000              $1,042.70              $   13.70
---------------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000              $1,042.60              $   13.70
---------------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000              $1,047.00              $    8.52
===========================================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================================
Class A                                                        $   1,000              $1,015.33              $    9.65
---------------------------------------------------------------------------------------------------------------------------
Class B                                                        $   1,000              $1,011.49              $   13.49
---------------------------------------------------------------------------------------------------------------------------
Class C                                                        $   1,000              $1,011.49              $   13.49
---------------------------------------------------------------------------------------------------------------------------
Class I                                                        $   1,000              $1,016.57              $    8.40
---------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.92% for Class A, 2.69% for Class B, 2.69% for Class C and 1.67% for Class I), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8     MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Schedule of Investments

                                                                                                                          Percent of
               Industry                                Shares Held  Common Stocks                              Value      Net Assets
====================================================================================================================================
Above-Average  Diversified Telecommunication Services       88,200  AT&T, Inc.                              $  2,459,898       1.4%
Yield          Metals & Mining                             122,200  Alcoa, Inc.                                3,954,392       2.2
               Tobacco                                       2,500  Altria Group, Inc.                           183,575       0.1
               Capital Markets                             105,200  The Bank of New York Co., Inc.             3,387,440       1.9
               Diversified Telecommunication Services       66,700  BellSouth Corp.                            2,414,540       1.4
               Oil, Gas & Consumable Fuels                  28,600  Chevron Corp.                              1,774,916       1.0
               Multi-Utilities                              18,700  Dominion Resources, Inc.                   1,398,573       0.8
               Chemicals                                    86,400  E.I. du Pont de Nemours & Co.              3,594,240       2.0
               Pharmaceuticals                              43,100  Eli Lilly & Co.                            2,382,137       1.3
               Oil, Gas & Consumable Fuels                 122,900  Exxon Mobil Corp.                          7,539,915       4.2
               Industrial Conglomerates                    102,000  General Electric Co.                       3,361,920       1.9
               Food Products                                70,300  General Mills, Inc.                        3,631,698       2.0
               Pharmaceuticals                              52,500  GlaxoSmithKline Plc (b)                    2,929,500       1.6
               Aerospace & Defense                          69,900  Honeywell International, Inc.              2,816,970       1.6
               Paper & Forest Products                      49,400  International Paper Co.                    1,595,620       0.9
               Diversified Financial Services              169,032  JPMorgan Chase & Co.                       7,099,344       3.9
               Pharmaceuticals                              35,300  Johnson & Johnson                          2,115,176       1.2
               Pharmaceuticals                             136,200  Pfizer, Inc.                               3,196,614       1.8
               Multi-Utilities                              29,800  Public Service Enterprise Group, Inc.      1,970,376       1.1
               Electric Utilities                           50,500  The Southern Co.                           1,618,525       0.9
               Diversified Telecommunication Services       62,300  Verizon Communications, Inc.               2,086,427       1.1
                                                                                                            ------------------------
                                                                                                              61,511,796      34.3
====================================================================================================================================
Below-Average  Insurance                                    32,800  The Allstate Corp.                         1,795,144       1.0
Price/         Insurance                                    55,400  American International Group, Inc.         3,271,370       1.8
Earnings       Diversified Financial Services              108,556  Bank of America Corp.                      5,221,543       2.9
Ratio          Health Care Equipment & Supplies             75,700  Baxter International, Inc.                 2,782,732       1.6
               Food Products                                 9,400  Cadbury Schweppes Plc (b)                    364,908       0.2
               Diversified Financial Services               91,600  Citigroup, Inc.                            4,418,784       2.5
               Beverages                                   134,440  Coca-Cola Enterprises, Inc.                2,738,543       1.5
               Media                                        20,000  Gannett Co., Inc.                          1,118,600       0.6
               Insurance                                    68,900  Genworth Financial, Inc. Class A           2,400,476       1.4
               Computers & Peripherals                      80,200  Hewlett-Packard Co.                        2,540,736       1.4
               Semiconductors & Semiconductor Equipment      9,700  Intel Corp.                                  183,815       0.1
               Household Durables                           62,900  Koninklijke Philips Electronics NV         1,958,706       1.1
               Food Products                                39,600  Kraft Foods, Inc.                          1,223,640       0.7
               Hotels, Restaurants & Leisure                77,400  McDonald's Corp.                           2,600,640       1.4
               Capital Markets                              93,400  Morgan Stanley                             5,903,814       3.3
               Aerospace & Defense                          55,800  Northrop Grumman Corp.                     3,574,548       2.0
               Pharmaceuticals                             122,500  Schering-Plough Corp.                      2,331,175       1.3
               Food Products                               134,400  Unilever NV (b)                            3,030,720       1.7
               IT Services                                 374,300  Unisys Corp. (a)                           2,350,604       1.3
               Office Electronics                          153,400  Xerox Corp. (a)                            2,133,794       1.2
                                                                                                            ------------------------
                                                                                                              51,944,292      29.0
====================================================================================================================================
Low Price-to-  Oil, Gas & Consumable Fuels                  22,400  Anadarko Petroleum Corp.                   1,068,256       0.6
Book Value     Media                                        88,800  Comcast Corp. Special Class A (a)          2,910,864       1.6
               Machinery                                    18,600  Deere & Co.                                1,552,914       0.9
               Energy Equipment & Services                  58,200  GlobalSantaFe Corp.                        3,361,050       1.9
               Energy Equipment & Services                  23,500  Halliburton Co.                            1,743,935       1.0
               Insurance                                    26,100  Hartford Financial Services Group, Inc.    2,208,060       1.2
               Household Products                           64,800  Kimberly-Clark Corp.                       3,998,160       2.2
               Semiconductors & Semiconductor Equipment    285,700  LSI Logic Corp. (a)                        2,557,015       1.4
               Insurance                                    43,500  Marsh & McLennan Cos., Inc.                1,169,715       0.7
               Communications Equipment                     17,500  Motorola, Inc.                               352,625       0.2
               Aerospace & Defense                         101,100  Raytheon Co.                               4,506,027       2.5
               Insurance                                    85,934  The St. Paul Travelers Cos., Inc.          3,830,938       2.1
               Computers & Peripherals                     403,100  Sun Microsystems, Inc. (a)                 1,672,865       0.9
               Media                                       245,700  Time Warner, Inc.                          4,250,610       2.5
               Industrial Conglomerates                    139,500  Tyco International Ltd.                    3,836,250       2.1
               Media                                        83,700  Walt Disney Co.                            2,511,000       1.4
               Commercial Banks                             92,000  Wells Fargo & Co.                          6,171,360       3.4
                                                                                                            ------------------------
                                                                                                              47,701,644      26.6


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006    9

Schedule of Investments (concluded)

                                                                                                                          Percent of
               Industry                                Shares Held  Common Stocks                              Value      Net Assets
====================================================================================================================================
Low Price-to-  Insurance                                    28,100  XL Capital Ltd. Class A                 $  1,722,530       1.0%
Earnings
Per Share
====================================================================================================================================
Special        Energy Equipment & Services                  33,700  BJ Services Co.                            1,255,662       0.7
Situations     Semiconductors & Semiconductor Equipment    120,900  Fairchild Semiconductor International,
                                                                    Inc. (a)                                   2,196,753       1.2
               Specialty Retail                            121,200  The Gap, Inc.                              2,108,880       1.2
               Computers & Peripherals                      64,800  International Business Machines Corp.      4,977,936       2.8
               Media                                       261,600  Interpublic Group of Cos., Inc. (a)        2,184,360       1.2
               Communications Equipment                     36,900  Nokia Oyj (b)                                747,594       0.4
                                                                                                            ------------------------
                                                                                                              13,471,185       7.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks
                                                                    (Cost--$144,585,003)                     176,351,447      98.4
               =====================================================================================================================

               =====================================================================================================================
                                                        Beneficial
                                                          Interest  Short-Term Securities
               =====================================================================================================================
                                                        $1,215,630  Merrill Lynch Liquidity Series, LLC
                                                                    Cash Sweep Series I, 4.78% (c)(d)          1,215,630       0.7
               ---------------------------------------------------------------------------------------------------------------------
                                                                    Total Short-Term Securities
                                                                    (Cost--$1,215,630)                         1,215,630       0.7
               =====================================================================================================================

               =====================================================================================================================
                                                         Number of
                                                         Contracts  Options Purchased
               =====================================================================================================================
               Put Options Purchased                         1,000  Wells Fargo & Co., expiring July 2006
                                                                    at USD 67, Broker Morgan Stanley              94,600       0.0
               ---------------------------------------------------------------------------------------------------------------------
                                                                    Total Options Purchased
                                                                    (Premiums Paid--$210,870)                     94,600       0.0
               =====================================================================================================================
                                                                    Total Investments (Cost--$146,011,503)   177,661,677      99.1
               =====================================================================================================================

               =====================================================================================================================
                                                                    Options Written
               =====================================================================================================================
               Call Options Written                          1,000  Wells Fargo & Co., expiring October
                                                                    2006 at USD 70, Broker Morgan Stanley       (134,400)     (0.1)
               ---------------------------------------------------------------------------------------------------------------------
                                                                    Total Options Written
                                                                    (Premiums Received--$122,008)               (134,400)     (0.1)
               =====================================================================================================================
               Total Investments, Net of Options Written (Cost--$145,889,495*)                               177,527,277      99.0

               Other Assets Less Liabilities                                                                   1,738,402       1.0
                                                                                                            ------------------------
               Net Assets                                                                                   $179,265,679     100.0%
                                                                                                            ========================

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $148,949,043
                                                                   ============
      Gross unrealized appreciation ..........................     $ 32,167,434
      Gross unrealized depreciation ..........................       (3,589,200)
                                                                   ------------
      Net unrealized appreciation ............................     $ 28,578,234
                                                                   ============

(a)   Non-income producing security.
(b)   Depositary receipts.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Interest
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                           $1,122,487         $96,370
      --------------------------------------------------------------------------

(d)   Represents the current yield as of 6/30/2006.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry and investment criteria classifications are unaudited.

      See Notes to Financial Statements.


10    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Statement of Assets and Liabilities

As of June 30, 2006
==========================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified
                cost--$144,585,003)                                                                          $ 176,351,447
               Investments in affiliated securities, at value (identified
                cost--$1,215,630)                                                                                1,215,630
               Options purchased, at value (premiums paid--$210,870) ..................                             94,600
               Cash ...................................................................                                230
               Receivables:
                  Securities sold .....................................................    $   3,055,188
                  Dividends ...........................................................          183,365         3,238,553
                                                                                           -------------
               Prepaid expenses .......................................................                              1,154
                                                                                                             -------------
               Total assets ...........................................................                        180,901,614
                                                                                                             -------------
==========================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------
               Options written, at value (premiums received--$122,008) ................                            134,400
               Payables:
                  Securities purchased ................................................          727,071
                  Beneficial interest redeemed ........................................          351,502
                  Distributor .........................................................          136,863
                  Financial warranty fee ..............................................          119,555
                  Investment adviser ..................................................           89,209
                  Other affiliates ....................................................           15,847         1,440,047
                                                                                           -------------
               Accrued expenses .......................................................                             61,488
                                                                                                             -------------
               Total liabilities ......................................................                          1,635,935
                                                                                                             -------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
               Net assets .............................................................                      $ 179,265,679
                                                                                                             =============
==========================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------
               Paid-in capital, unlimited shares of no par value authorized ...........                      $ 140,939,629
               Undistributed realized capital gains--net ..............................    $   6,688,268
               Unrealized appreciation--net ...........................................       31,637,782
                                                                                           -------------
               Total accumulated earnings--net ........................................                         38,326,050
                                                                                                             -------------
               Net Assets .............................................................                      $ 179,265,679
                                                                                                             =============
==========================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------
               Class A--Based on net assets of $6,637,319 and 585,268 beneficial
                interest outstanding ..................................................                      $       11.34
                                                                                                             =============
               Class B--Based on net assets of $100,583,672 and 8,956,434 beneficial
                interest outstanding ..................................................                      $       11.23
                                                                                                             =============
               Class C--Based on net assets of $64,158,892 and 5,704,757 beneficial
                interest outstanding ..................................................                      $       11.25
                                                                                                             =============
               Class I--Based on net assets of $7,885,796 and 694,510 beneficial
                interest outstanding ..................................................                      $       11.35
                                                                                                             =============

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   11

Statement of Operations

For the Year Ended June 30, 2006
==========================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------
               Dividends (net of $37,400 foreign withholding tax) .....................                      $   3,863,597
               Interest (including $96,370 from affiliates) ...........................                            563,530
                                                                                                             -------------
               Total income ...........................................................                          4,427,127
                                                                                                             -------------
==========================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------
               Financial warranty fee .................................................    $   1,625,021
               Investment advisory fees ...............................................        1,302,243
               Account maintenance and distribution fees--Class B .....................        1,110,191
               Account maintenance and distribution fees--Class C .....................          721,656
               Transfer agent fees--Class B ...........................................          114,013
               Accounting services ....................................................          104,997
               Transfer agent fees--Class C ...........................................           76,137
               Professional fees ......................................................           48,663
               Printing and shareholder reports .......................................           44,977
               Custodian fees .........................................................           30,372
               Trustees' fees and expenses ............................................           23,725
               Account maintenance fees--Class A ......................................           19,350
               Transfer agent fees--Class I ...........................................            8,300
               Transfer agent fees--Class A ...........................................            6,817
               Pricing fees ...........................................................            1,420
               Other ..................................................................           18,638
                                                                                           -------------
               Total expenses .........................................................                          5,256,520
                                                                                                             -------------
               Investment loss--net ...................................................                           (829,393)
                                                                                                             -------------
==========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------
               Realized gain (loss) on:
                  Investments--net ....................................................       11,906,220
                  Options written--net ................................................           (4,962)
                  Foreign currency transactions--net ..................................                8        11,901,266
                                                                                           -------------------------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net ....................................................        5,288,057
                  Option written--net .................................................          (22,542)
                  Foreign currency transactions--net ..................................           (1,069)        5,264,446
                                                                                           -------------------------------
               Total realized and unrealized gain--net ................................                         17,165,712
                                                                                                             -------------
               Net Increase in Net Assets Resulting from Operations ...................                      $  16,336,319
                                                                                                             =============

      See Notes to Financial Statements.


12    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                       June 30,
                                                                                           -------------------------------
Increase (Decrease) in Net Assets:                                                               2006              2005
==========================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------
               Investment loss--net ...................................................    $    (829,393)    $    (270,924)
               Realized gain--net .....................................................       11,901,266        13,230,057
               Change in unrealized appreciation/depreciation--net ....................        5,264,446       (12,520,531)
                                                                                           -------------------------------
               Net increase in net assets resulting from operations ...................       16,336,319           438,602
                                                                                           -------------------------------
==========================================================================================================================
Distributions to Shareholders
--------------------------------------------------------------------------------------------------------------------------
               Realized gain--net:
                  Class A .............................................................         (330,265)         (731,649)
                  Class B .............................................................       (4,018,149)       (8,325,142)
                  Class C .............................................................       (2,584,549)       (5,653,890)
                  Class I .............................................................         (456,885)         (903,280)
                                                                                           -------------------------------
               Net decrease in net assets resulting from distributions to shareholders        (7,389,848)      (15,613,961)
                                                                                           -------------------------------
==========================================================================================================================
Beneficial Interest Transactions
--------------------------------------------------------------------------------------------------------------------------
               Net decrease in net assets derived from beneficial interest transactions      (44,168,092)      (48,562,747)
                                                                                           -------------------------------
==========================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------
               Total decrease in net assets ...........................................      (35,221,621)      (63,738,106)
               Beginning of year ......................................................      214,487,300       278,225,406
                                                                                           -------------------------------
               End of year ............................................................    $ 179,265,679     $ 214,487,300
                                                                                           ===============================

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   13

Financial Highlights

                                                                  Class A
                                           ---------------------------------------------------
                                                                                      For the
                                                                                       Period
                                                     For the Year Ended               Nov. 13,
The following per share data and ratios                   June 30,                    2002+ to
have been derived from information         ------------------------------------       June 30,
provided in the financial statements.        2006          2005          2004           2003
==============================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  10.88      $  11.52      $  10.53       $  10.00
                                           ---------------------------------------------------
Investment income (loss)--net ..........        .03*          .06*          .06*           .05
Realized and unrealized gain--net ......        .93           .06          1.03            .49
                                           ---------------------------------------------------
Total from investment operations .......        .96           .12          1.09            .54
                                           ---------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............         --            --          (.10)          (.01)
   Realized gain--net ..................       (.50)         (.76)           --             --
                                           ---------------------------------------------------
Total dividends and distributions ......       (.50)         (.76)         (.10)          (.01)
                                           ---------------------------------------------------
Net asset value, end of period .........   $  11.34      $  10.88      $  11.52       $  10.53
                                           ===================================================
==============================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------
Based on net asset value per share .....       8.93%          .96%        10.44%          5.43%@@
                                           ===================================================
==============================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------
Expenses ...............................       1.94%         1.93%         2.00%          2.05%@
                                           ===================================================
Investment income (loss)--net ..........        .27%          .57%          .51%           .83%@
                                           ===================================================
==============================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $  6,637      $  8,735      $ 13,022       $ 22,090
                                           ===================================================
Portfolio turnover .....................      64.93%        64.69%        87.57%        107.66%
                                           ===================================================

                                                                    Class B
                                           --------------------------------------------------------
                                                                                           For the
                                                                                            Period
                                                     For the Year Ended                    Nov. 13,
The following per share data and ratios                    June 30,                        2002+ to
have been derived from information         ----------------------------------------        June 30,
provided in the financial statements.        2006            2005            2004            2003
===================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  10.77        $  11.45        $  10.48        $  10.00
                                           --------------------------------------------------------
Investment income (loss)--net ..........       (.05)*          (.02)*          (.03)*            --++
Realized and unrealized gain--net ......        .91             .05            1.03             .49
                                           --------------------------------------------------------
Total from investment operations .......        .86             .03            1.00             .49
                                           --------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............         --              --            (.03)           (.01)
   Realized gain--net ..................       (.40)           (.71)             --              --
                                           --------------------------------------------------------
Total dividends and distributions ......       (.40)           (.71)           (.03)           (.01)
                                           --------------------------------------------------------
Net asset value, end of period .........   $  11.23        $  10.77        $  11.45        $  10.48
                                           ========================================================
===================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------
Based on net asset value per share .....       8.12%            .19%           9.58%           4.93%@@
                                           ========================================================
===================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------
Expenses ...............................       2.70%           2.70%           2.76%           2.82%@
                                           ========================================================
Investment income (loss)--net ..........       (.49%)          (.20%)          (.30%)           .07%@
                                           ========================================================
===================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $100,584        $117,140        $144,787        $159,057
                                           ========================================================
Portfolio turnover .....................      64.93%          64.69%          87.57%         107.66%
                                           ========================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Financial Highlights (concluded)

                                                                 Class C
                                           ---------------------------------------------------
                                                                                      For the
                                                                                       Period
                                                    For the Year Ended                Nov. 13,
The following per share data and ratios                   June 30,                    2002+ to
have been derived from information         ------------------------------------       June 30,
provided in the financial statements.        2006          2005          2004           2003
==============================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  10.78      $  11.45      $  10.48       $  10.00
                                           ---------------------------------------------------
Investment income (loss)--net ..........       (.05)*        (.02)*        (.03)*           --++
Realized and unrealized gain--net ......        .92           .06          1.03            .49
                                           ---------------------------------------------------
Total from investment operations .......        .87           .04          1.00            .49
                                           ---------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............         --            --          (.03)          (.01)
   Realized gain--net ..................       (.40)         (.71)           --             --
                                           ---------------------------------------------------
Total dividends and distributions ......       (.40)         (.71)         (.03)          (.01)
                                           ---------------------------------------------------
Net asset value, end of period .........   $  11.25      $  10.78      $  11.45       $  10.48
                                           ===================================================
==============================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------
Based on net asset value per share .....       8.15%          .23%         9.54%          4.93%@@
                                           ===================================================
==============================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------
Expenses ...............................       2.70%         2.70%         2.76%          2.82%@
                                           ===================================================
Investment income (loss)--net ..........       (.49%)        (.20%)        (.29%)          .06%@
                                           ===================================================
==============================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 64,159      $ 78,110      $104,840       $129,392
                                           ===================================================
Portfolio turnover .....................      64.93%        64.69%        87.57%        107.66%
                                           ===================================================

                                                                    Class I
                                           --------------------------------------------------------
                                                                                           For the
                                                                                            Period
                                                     For the Year Ended                    Nov. 13,
The following per share data and ratios                    June 30,                        2002+ to
have been derived from information         -----------------------------------------       June 30,
provided in the financial statements.        2006            2005            2004            2003
===================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...   $  10.90        $  11.53        $  10.55        $  10.00
                                           --------------------------------------------------------
Investment income (loss)--net ..........        .06*            .09*            .08*            .08
Realized and unrealized gain--net ......        .93             .06            1.03             .48
                                           --------------------------------------------------------
Total from investment operations .......        .99             .15            1.11             .56
                                           --------------------------------------------------------
Less dividends and distributions from:
   Investment income--net ..............         --              --            (.13)           (.01)
   Realized gain--net ..................       (.54)           (.78)             --              --
                                           --------------------------------------------------------
Total dividends and distributions ......       (.54)           (.78)           (.13)           (.01)
                                           --------------------------------------------------------
Net asset value, end of period .........   $  11.35        $  10.90        $  11.53        $  10.55
                                           ========================================================
===================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------
Based on net asset value per share .....       9.22%           1.22%          10.64%           5.63%@@
                                           ========================================================
===================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------
Expenses ...............................       1.69%           1.68%           1.75%           1.80%@
                                           ========================================================
Investment income (loss)--net ..........        .52%            .82%            .73%           1.08%@
                                           ========================================================
===================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $  7,886        $ 10,503        $ 15,576        $ 21,877
                                           ========================================================
Portfolio turnover .....................      64.93%          64.69%          87.57%         107.66%
                                           ========================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   15

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Basic Value Principal Protected Fund (the "Fund") is part of Merrill Lynch Principal Protected Trust (the "Trust"). Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Debt securities are traded primarily in the OTC markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges.


16    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   17
income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $829,393 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class A ................................            .25%                  --
Class B ................................            .25%                 .75%
Class C ................................            .25%                 .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


18    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $407,128 and $84 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P., ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $52,699 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund reimbursed FAM $4,599 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, FDS, PSI, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were $127,418,833 and $183,997,338, respectively.

Transactions in call options written for the year ended June 30, 2006 were as follows:

-------------------------------------------------------------------------------
                                                       Number of       Premiums
                                                       Contracts       Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ........................              382         $  40,360
Options written ............................            1,376           140,431
Options closed .............................             (150)          (16,289)
Options expired ............................             (608)          (42,494)
                                                    ---------------------------
Outstanding call options written,
  end of year ..............................            1,000         $ 122,008
                                                    ===========================

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions were $44,168,092 and $48,562,747 for the years ended June 30, 2006 and June 30, 2005, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            28,638       $    314,157
Shares redeemed ..........................          (246,507)        (2,777,666)
                                                 ------------------------------
Net decrease .............................          (217,869)      $ (2,463,509)
                                                 ==============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            61,905       $    682,813
Shares redeemed ..........................          (389,642)        (4,309,187)
                                                 ------------------------------
Net decrease .............................          (327,737)      $ (3,626,374)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           341,017       $  3,720,491
Shares redeemed ..........................        (2,263,012)       (25,163,001)
                                                 ------------------------------
Net decrease .............................        (1,921,995)      $(21,442,510)
                                                 ==============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           710,991       $  7,799,569
Shares redeemed ..........................        (2,482,269)       (27,357,602)
                                                 ------------------------------
Net decrease .............................        (1,771,278)      $(19,558,033)
                                                 ==============================


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   19

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2006                                Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           224,208       $  2,448,351
Shares redeemed ..........................        (1,767,243)       (19,663,712)
                                                 ------------------------------
Net decrease .............................        (1,543,035)      $(17,215,361)
                                                 ==============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           495,351       $  5,434,000
Shares redeemed ..........................        (2,403,917)       (26,505,904)
                                                 ------------------------------
Net decrease .............................        (1,908,566)      $(21,071,904)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            37,577       $    412,219
Shares redeemed ..........................          (306,492)        (3,458,931)
                                                 ------------------------------
Net decrease .............................          (268,915)      $ (3,046,712)
                                                 ==============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended June 30, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........            75,616       $    834,805
Shares redeemed ..........................          (463,116)        (5,141,241)
                                                 ------------------------------
Net decrease .............................          (387,500)      $ (4,306,436)
                                                 ==============================

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   6/30/2006          6/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $   337,890        $ 5,279,079
  Net long-term capital gains ............          7,051,958         10,334,882
                                                  ------------------------------
Total taxable distributions ..............        $ 7,389,848        $15,613,961
                                                  ==============================

As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................         $ 1,762,204
Undistributed long-term capital gains -- net ..............           7,985,615
                                                                    -----------
Total undistributed earnings -- net .......................           9,747,819
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................          28,578,231*
                                                                    -----------
Total accumulated earnings -- net .........................         $38,326,050
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


20    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Principal Protected
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Basic Value Principal Protected Fund, one of the Funds constituting Merrill Lynch Principal Protected Trust (the "Trust"), as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Principal Protected Fund of the Merrill Lynch Principal Protected Trust as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 24, 2006

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Basic Value Principal Protected Fund of the Merrill Lynch Principal Protected Trust to shareholders of record on December 12, 2005:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ......................         100.00%
Dividends Qualifying for the Dividends Received
Deduction for Corporations .....................................         100.00%
Federal Obligation Interest ....................................          32.54%
--------------------------------------------------------------------------------

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Additionally, the Fund paid a long-term capital gain distribution of $.391612 to shareholders of record on December 12, 2005.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   21

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Trust's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


22    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services pro-


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   23
vided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board noted that if all assets are irreversibly allocated to the Protection Component under the terms of the Trust's Warranty Agreement, the management fee will be reduced. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not


24    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006
possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Trust. The trustees compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion -- After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   25

Disclosure of New Investment Advisory Agreement (concluded)

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


26    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Trustee               FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51                              from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in 1999
                                                 and Executive Vice President thereof from 1991 to
                                                 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   27

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Trustee      2002 to  Professor of Finance and Economics at the Columbia    20 Funds        None
Beim**      Princeton, NJ               present  University Graduate School of Business since 1991;    26 Portfolios
            08543-9095                           Chairman of Outward Bound USA from 1997 to 2001;
            Age: 66                              Chairman of Wave Hill Inc. since 1990; Trustee
                                                 of Phillips Exeter Academy from 2002 to present.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Trustee      2002 to  Chief Financial Officer of JPMorgan & Co., Inc. from  20 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in various   26 Portfolios
            08543-9095                           capacities from 1967 to 1995.
            Age: 66
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Trustee      2002 to  Deputy Dean for Academic Affairs, Harvard Business    21 Funds        None
Kester      Princeton, NJ               present  School since 2006; Mizuho Financial Group, Professor  27 Portfolios
            08543-9095                           of Finance, Harvard Business School, Unit Head,
            Age: 54                              Finance since 2005; Senior Associate Dean and
                                                 Chairman of the MBA Program of Harvard Business
                                                 School, 1999 to 2005; Member of the faculty of
                                                 Harvard Business School since 1981; Independent
                                                 Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Trustee      2002 to  President of Robards & Company, a financial advisory  20 Funds        None
Robards***  Princeton, NJ               present  firm since 1987; formerly an investment banker with   26 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director
            Age: 56                              of Enable Medical Corp. from 1996 to 2005;
                                                 Director of AtriCure, Inc. since 2000; Director of
                                                 the Cooke Center for Learning and Development,
                                                 a not-for-profit organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Audit Committee.
            ***   Chair of the Board of Trustees.


28    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Officers and Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and                   Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer             of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
                                                 President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.   P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
Martorelli  Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.    P.O. Box 9011  Vice         2003 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
Rendino     Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   29

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


30    MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH BASIC VALUE PRINCIPAL PROTECTED FUND      JUNE 30, 2006   31

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is for shareholders of Merrill Lynch Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Basic Value Principal Protected Fund
Box 9011
Princeton, NJ 08543-9011

                                                                   #BVPP -- 6/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 13 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -           Fiscal Year Ending June 30, 2006 - $27,400
                                    Fiscal Year Ending June 30, 2005 - $27,000

         (b) Audit-Related Fees -   Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

         (c) Tax Fees -             Fiscal Year Ending June 30, 2006 - $6,000
                                    Fiscal Year Ending June 30, 2005 - $6,300

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -       Fiscal Year Ending June 30, 2006 - $0
                                    Fiscal Year Ending June 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2006 - $2,909,800
             Fiscal Year Ending June 30, 2005 - $8,181,305

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 23, 2006


By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Basic Value Principal Protected Fund of Merrill Lynch Principal Protected Trust

Date: August 23, 2006